American Century Investments®
Quarterly Portfolio Holdings
Avantis® All Equity Markets Value ETF (AVGV)
November 30, 2025

Avantis All Equity Markets Value ETF - Schedule of Investments
NOVEMBER 30, 2025 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 99.9%
Domestic Equity Funds — 60.0%
Avantis U.S. Large Cap Value ETF	830,177	61,976,864
Avantis U.S. Mid Cap Value ETF	182,364	12,821,721
Avantis U.S. Small Cap Value ETF	294,546	29,787,437
		104,586,022
International Equity Funds — 39.9%
Avantis Emerging Markets Value ETF	320,821	18,617,243
Avantis International Large Cap Value ETF(2)	474,794	33,126,377
Avantis International Small Cap Value ETF(2)	193,739	17,957,668
		69,701,288
TOTAL UNDERLYING FUNDS (Cost $149,185,886)		174,287,310
SHORT-TERM INVESTMENTS — 0.2%
Money Market Funds — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class	94,546	94,546
State Street Navigator Securities Lending Government Money Market Portfolio(3)	208,450	208,450
TOTAL SHORT-TERM INVESTMENTS (Cost $302,996)		302,996
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $149,488,882)		174,590,306
OTHER ASSETS AND LIABILITIES — (0.1)%		(200,294)
TOTAL NET ASSETS — 100.0%		$174,390,012

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $231,826. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $240,323, which includes securities collateral of $31,873.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in a combination of Avantis exchange-traded funds (the underlying funds). The underlying funds represent a broadly diversified basket of equity securities. The portfolio holdings of each underlying fund are available at americancentury.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended November 30, 2025 follows (amounts in thousands):

Fund/Underlying Fund	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(1)
Avantis U.S. Large Cap Value ETF	$56,639	$2,845	—	$2,493	$61,977	830	—	$143
Avantis U.S. Mid Cap Value ETF	12,066	546	—	210	12,822	182	—	30
Avantis U.S. Small Cap Value ETF	28,123	1,282	—	382	29,787	295	—	131
Avantis Emerging Markets Value ETF	17,081	765	—	771	18,617	321	—	—
Avantis International Large Cap Value ETF(2)	29,986	1,255	—	1,885	33,126	475	—	—
Avantis International Small Cap Value ETF(2)	16,010	628	—	1,320	17,958	194	—	—
	$159,905	$7,321	—	$7,061	$174,287	2,297	—	$304
(1)Distributions received includes distributions from net investment income and from capital gains, if any.
(2)Security, or a portion thereof, is on loan.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual financial statements.